UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 12, 2023
VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)
1633 Broadway
New York, NY 10019
(Address of principal executive offices)
(212) 418-0100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

ITEM 8.01    OTHER EVENTS
On September 12, 2023, Virtu Financial, Inc. (the “Company”) issued a press release providing supplemental information regarding a previously disclosed SEC enforcement matter.
A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements - Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding Virtu's business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including risks and uncertainties relating to the closing of transactions and actual results may differ materially from those set forth in the forward-looking statements. For a discussion of such risks and uncertainties, see Virtu's Securities and Exchange Commission filings, including, but not limited to, the risk factors in Virtu's Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on February 17, 2023.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit No.	Description
99.1	Press release of Virtu Financial, Inc., dated September 12, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Virtu Financial, Inc., dated September 12, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIRTU FINANCIAL, INC.

By:	/s/ JUSTIN WALDIE
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel
Dated: September 12, 2023
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